Exhibit 99.1

RB Global Announces Executive Leadership Appointments and Organizational Updates to Support Next Phase of Growth and Industry Leadership

Steve Steinberg Promoted to Chief Financial Officer

Shiv Dutt Promoted to Chief Digital and Strategy Officer

Jake Lawson Promoted to President, Heavy Equipment & Transportation North America

Sam Wyant Promoted to President, Auto North America and International

Company Expects 2026 Financial Results to Be at the High End of Previously Provided Outlook

WESTCHESTER, Ill., October 8, 2026 -- RB Global, Inc. (NYSE: RBA) (TSX: RBA) (“RB Global” or the “Company”) today announced executive leadership appointments and organizational updates to position the Company for its next phase of growth and industry leadership as the world’s most trusted global equipment marketplace. The leadership and organizational changes are effective today.

“We have built RB Global into a powerful global marketplace with leading positions across increasingly diverse and attractive sectors. The changes announced today will enable us to better capitalize on this foundation and the numerous growth opportunities available to the Company,” said Jim Kessler, Chief Executive Officer of RB Global. “The new leadership appointments elevate outstanding, proven talent within RB Global. The organizational update aligns this expertise with the Company’s success drivers and establishes clear owners of business unit performance. Taken together, RB Global will be positioned to move faster, deliver stronger results, and create more tangible value for our shareholders, customers, and partners.”

•	Steve Steinberg has been promoted to Chief Financial Officer: Mr. Steinberg has been a leader at RB Global for more than 10 years and has more than 30 years of experience across finance and accounting, business operations, pricing and commercial program management, and strategy and business development in go-to-market sales and service organizations. He most recently served as Senior Vice President and Head of Strategic Planning and Decision Support at RB Global, leading strategic portfolio management, global FP&A, commercial operations, pricing, and field enablement teams.

•	Shiv Dutt has been promoted to Chief Digital and Strategy Officer: In this newly created role, Mr. Dutt will lead RB Global’s enterprise technology and digital strategies and M&A strategy, more tightly integrating key drivers of RB Global’s ability to grow and transform. He has more than 20 years of global leadership experience across digital marketplaces, consumer products, and multi-channel innovation, most recently serving as Executive Vice President and Head of Ritchie Bros. Marketplace. In addition to this new role, Mr. Dutt will continue to lead Product and Engineering for the Heavy Equipment & Transportation (“HE&T”) business.

•	Jake Lawson has been promoted to President, HE&T North America: In this newly created role, Mr. Lawson will assume responsibility for North America HE&T’s consolidated sales, operations, marketing, commercial operations, training, and analytics, further streamlining the business unit. Over his more than 25 years with Ritchie Bros., Mr. Lawson has served in a variety of executive sales leadership positions, including most recently as President and Head of North America Sales.

•	Sam Wyant has been promoted to President, Auto North America and International (“Automotive”): In this newly created role, responsibility for Automotive’s sales, seller marketing, commercial operations, strategic accounts, regional sales and international auto will be assumed by Mr. Wyant. Mr. Wyant has more than 20 years of sales and commercial leadership experience in the automotive and heavy equipment industries, including senior roles at IAA, Ritchie Bros. and Volvo Construction Equipment.

In connection with today’s appointments, Eric Guerin and Steve Lewis, Chief Financial Officer and Chief Operating Officer, respectively, will be departing the Company.

“On behalf of the RB Global team, I would like to thank Eric Guerin and Steve Lewis for their contributions to our company,” Kessler added. “They have each played an important role in our growth and evolution into the market leader we are today. We are grateful for their partnership and wish them continued success in their next chapters.”

Steinberg said, “I am honored to become CFO of RB Global and look forward to working with Jim and the executive leadership team in this new role with a continued focus on margin expansion, balance sheet flexibility, and value-creating capital allocation. Returning capital to shareholders through dividends and stock repurchases and strategically investing to drive profitable growth remain priorities.”

2026 Financial Outlook

RB Global also announced today that it expects its full year 2026 financial results to be at the high end of the outlook range provided on August 4, 2026, and shown below:

(in millions, except percentages)	Outlook (as provided on Aug 4, 2026)
GTV growth	9-11%
Adjusted EBITDA	$1,495 - $1,545

The Company has not provided a reconciliation of Adjusted EBITDA outlook for fiscal 2026 to GAAP net income, the most directly comparable GAAP financial measure, because without unreasonable efforts, it is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate Adjusted EBITDA, including but not limited to: (a) the net loss or gain on the sale of property plant & equipment, or other assets, (b) acquisition-related or integration costs relating to our mergers and acquisition activity, including severance costs, (c) restructuring costs, (d) stock-based compensation expense, which value is directly impacted by the fluctuations in our share price and other variables, and (e) other expenses that we do not believe are indicative of our ongoing operations. These adjustments are uncertain, depend on various factors that are beyond our control and could have a material impact on net income for fiscal 2026.

Third Quarter 2026 Financial Results and Conference Call

As previously announced, RB Global will release its third quarter 2026 financial results before the market opens on Monday, November 9, 2026, and host a conference call and webcast to discuss the results at 8:30 a.m. ET. Conference call and webcast details are available at: https://investor.rbglobal.com.

About RB Global

RB Global, Inc. (NYSE: RBA) (TSX: RBA) keeps the world's assets working. A leading marketplace connecting buyers and sellers of commercial assets, vehicles and real estate, RB Global has a vision to be the world's most trusted asset marketplace. Through its global network of physical locations, digital marketplaces and trusted brands, the company provides transaction solutions, services and insights to customers across construction, commercial transportation, automotive, agriculture, government surplus, lifting and material handling, energy and mining, delivering liquidity, trust and ease at every stage of an asset's life. Its brands include Ritchie Bros., IAA, BigIron, Rouse Services, SmartEquip and VeriTread. Visit rbglobal.com.

Forward-looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of U.S. federal securities laws and “forward-looking information” within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements herein include, in particular, statements relating to the anticipated benefits of the leadership changes, estimates and projections about the future of the Company, and other subjects of this release that are not historical facts. Forward-looking statements are typically identified by such words as “advance”, “aim”, “anticipate”, “believe”, “could”, “continue”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “plan”, “potential”, “predict”, “will”, “should”, “would”, “likely”, “generally”, “future”, “long-term”, or the negative of these terms, and similar expressions intended to identify forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of RB Global's common shares. Therefore, you should not place undue reliance on any such forward-looking statements and caution must be exercised in relying on forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially, including but not limited to risks and uncertainties relating to: our ability to attract and retain key personnel; our ability to drive shareholder value; potential growth and market opportunities; the level of participation in our auctions and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth, and scale our operations; the impact of our initiatives, services, investments, and acquisitions on us and our customers; the acquisition or disposition of properties; potential future mergers and acquisitions; our ability to integrate acquisitions; our future capital expenditures and returns on those expenditures; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment and vehicles in the market and the anticipated price environment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); our compliance with laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry, and market conditions or policies, including inflation, the supply and demand for property, equipment, or natural resources; the behavior of commercial assets and vehicle pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; the effect of any currency exchange and interest rate fluctuations on our results of operations; the effect of any tariffs on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the tax treatment of any such dividends; financing available to us from our credit facilities or other sources, our ability to refinance borrowings, and the sufficiency of our working capital to meet our financial needs; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; misappropriation of data or cybersecurity incidents; and, failure to comply with privacy and data protection laws. Other risks that could cause actual results to differ materially from those described in the forward-looking statements are included in “Part I, Item 1A: Risk Factors”, and the section titled "Summary of Risk Factors", in our Annual Report on Form 10-K for the year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, including subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this release are made only as of the date hereof. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. RB Global does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

For further information, please contact:

Media Inquiries
Helen Ma

Manager, Public Relations
(604) 219-9508
helenma@ritchiebros.com

Investor Inquiries
Sameer Rathod
Vice President, Investor Relations & Market Intelligence
(925) 225-8875

srathod@rbglobal.com